UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2010 (March 11, 2010)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices)

(626) 839-9116
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 11, 2010, Ever-Glory International Group Apparel Inc., a subsidiary of Ever-Glory International Group, Inc. (“Borrower” or “we”), entered into a one-year revolving line of credit agreement (“Revolving Line of Credit Agreement”) with Bank of Nanjing Co. Ltd. (“Lender”), a PRC Bank, which allows Borrower to borrow up to RMB 50 million (approximately USD $7.3 million) during the period from February 21, 2010 to February 20, 2011 (the “Revolving Line of Credit”). Borrower is required to apply for each loan when it needs to draw from this Revolving Line of Credit. Terms of each loan, such as interest rate and use of proceeds shall be further set out in each individual loan agreement. The Revolving Line of Credit is guaranteed by Jiangsu Ever-Glory International Group Corporation, an entity controlled by Mr. Kang, our Chief Executive Officer, and Goldenway Nanjing Garment Co., Ltd., pursuant to certain guaranty agreements. We did not pay any fee to Jiangsu Ever-Glory International Group Corporation or Goldenway Nanjing Garment Co., Ltd. for such security.

As of March 17, 2010, Borrower has not used any credit under this Revolving Line of Credit Agreement.

The foregoing description of the Revolving Line of Credit Agreement contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Revolving Line of Credit Agreement ; (ii) Guaranty of Maximum Amount provided by Jiangsu Ever-Glory International Group Corporation; and (iii) Guaranty of Maximum Amount provided by Goldenway Nanjing Garment Co., Ltd. , each attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

Exhibit No.	Description
10.1	Revolving Line of Credit Agreement between Ever-Glory International Group Apparel Inc., and Bank of Nanjing Co. Ltd. dated March 11, 2010;
10.2	Guaranty Agreement between Jiangsu Ever-Glory International Group Corporation. and Bank of Nanjing Co. Ltd .dated March 11, 2010;
10.3	Guaranty Agreement between Goldenway Nanjing Garment Co., Ltd. and Bank of Nanjing Co. Ltd. dated March 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: March 17, 2010	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Revolving Line of Credit Agreement between Ever-Glory International Group Apparel Inc., and Bank of Nanjing Co. Ltd. dated March 11, 2010;
10.2	Guaranty Agreement between Jiangsu Ever-Glory International Group Corporation. and Bank of Nanjing Co. Ltd .dated March 11, 2010.
10.3	Guaranty Agreement between Goldenway Nanjing Garment Co., Ltd. and Bank of Nanjing Co. Ltd. dated March 11, 2010.